UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant   ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

FIRST FRANKLIN CORPORATION
(Name of Registrant as Specified In Its Charter)
Lenox Wealth Management, Inc. John C. Lame Jason D. Long
(Name Of Person(S) Filing Proxy Statement, If Other Than The Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

PROXY STATEMENT
OF
LENOX WEALTH MANAGEMENT, INC.
JOHN C. LAME
JASON D. LONG

IN OPPOSITION TO THE BOARD OF DIRECTORS
OF
FIRST FRANKLIN CORPORATION

________________________________

2010 ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement and the accompanying form of WHITE proxy card are being furnished to owners of shares of common stock (the "Common Stock") of First Franklin Corporation ("Franklin" or the "Company") by Lenox Wealth Management, Inc. ("Lenox") and John C. Lame and Jason D. Long (the "Nominees") in connection with the solicitation of proxies by Lenox and the Nominees.  The annual meeting of stockholders is to be held on June 14, 2010, at 3:00 p.m. local time at the Company's corporate offices located at 4750 Ashwood Drive, Cincinnati, Ohio 45241 (the "Annual Meeting").

Stockholders who own the Common Stock as of the close of business on April 20, 2010 will be entitled to vote ("Record Date").  All references to the Company include its subsidiaries and no distinction is made with respect to the incorporation of the Company after the organization of The Franklin Savings and Loan Company ("Franklin Savings").

The Annual Meeting, is for the following purposes: (i) the election of two (2) directors for a term of three years or until a successor has been elected and qualified; (ii) the ratification of the selection of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm for the 2010 fiscal year; and (iii) to consider a stockholder proposal submitted by Lenox requesting that the Company’s Board of Directors (the "Board") take the steps necessary to declassify the Board.

As of the Record Date, Lenox beneficially owned 167,265 shares of the Common Stock, representing approximately 9.95% of the Company’s Common Stock outstanding as of April 20, 2010.  Lenox and the Nominees are soliciting proxies from stockholders to elect two (2) directors to the Company’s Board of Directors (the "Board"), in opposition to the directors nominated for election by the Board.  Lenox and the Nominees are soliciting your proxy in support of the election of John C. Lame and Jason D. Long to the Company’s Board.

Remember, your last dated proxy is the only one that counts, so return the WHITE proxy card even if you delivered a prior proxy.  We urge you not to return the BLUE proxy card sent to you by the Company.  If you have already returned a BLUE proxy card to the Company, we urge you to change your vote, return the enclosed WHITE proxy card and support Lenox’s Nominees.

Your vote is important, no matter how many or how few shares you hold.  If your shares are held in the name of a brokerage firm, bank, or nominee, only they can vote your shares, and only after receipt of your specific instructions.  Accordingly, please return the WHITE proxy card in the envelope provided by your bank or broker or contact the person responsible for your account and give instructions for such shares to be voted for the Nominees.  Every stockholder should be aware that if his shares are held through a bank, brokerage firm or other nominee, they will not be able to change their vote at the Annual Meeting, unless they obtain a legal proxy from the bank, brokerage firm or other nominee.  Since this is a contested election for directors, there should not be any broker non-votes.  Broker non-votes occur when a bank or brokerage firm holding shares on behalf of a stockholder does not receive voting instructions from the stockholder by a specified date before the Annual Meeting and the bank or brokerage firm is not permitted to vote those undirected shares on specified matters under applicable stock exchange rules.  Thus, if you do not give your broker specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

If your shares are registered in more than one name, the WHITE proxy card should be signed by all such persons to ensure that all shares are voted for the Nominees.

Holders of record of shares of Common Stock on the Record Date are urged to submit a proxy, even if such shares have been sold after that date.  The number of shares of Common Stock outstanding as of the Record Date is disclosed in the Company’s proxy statement.  Each share of Common Stock is entitled to one vote at the Annual Meeting.

If you have any questions or need assistance in voting your shares, please call:

The Altman Group, Inc.
1200 Wall Street West, 3rd Floor
Lyndhurst, NJ 07071
Stockholders call toll free (877) 297-1741
Banks and Brokers call collect (201) 806-7300

The solicitation is being made by Lenox and the Nominees and not on behalf of the Board of the Company.

YOU MAY HAVE ALREADY RECEIVED, OR WILL SOON RECEIVE, A BLUE PROXY CARD FROM THE COMPANY.  PLEASE RETURN ONLY THE ENCLOSED WHITE PROXY CARD AND DO NOT RETURN THE COMPANY’S BLUE PROXY CARD UNDER ANY CIRCUMSTANCES.  IF YOU RETURN BOTH PROXY CARDS THERE IS A DANGER THAT YOUR SHARES WILL NOT BE VOTED AS YOU DESIRE BECAUSE ONLY THE LATEST DATED PROXY CARD YOU SUBMIT COUNTS.

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	1

ELECTION OF NOMINEES	2

INFORMATION ABOUT THE NOMINEES	2

SHARE OWNERSHIP OF NOMINEES	3

WHO CAN VOTE AT THE ANNUAL MEETING	4

HOW TO VOTE BY PROXY	4

VOTING AND PROXY PROCEDURES	5

INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES	7

AUDITORS	7

SOLICITATION OF PROXIES; EXPENSES	7

CERTAIN INFORMATION REGARDING LENOX WEALTH MANAGEMENT, INC. AND THE NOMINEES	8

OTHER MATTERS	10

ADDITIONAL INFORMATION	10

YOUR VOTE IS IMPORTANT	11

PLEASE CALL IF YOU HAVE QUESTIONS	11

ANNEX A	A-1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
FIRST FRANKLIN CORPORATION TO BE HELD ON JUNE 14, 2010.
This notice of meeting, the Proxy Statement and the Proxy Card are available at:
www.lenoxwealth.com

i

LETTER TO STOCKHOLDERS

Dear Franklin Stockholder,

Franklin’s shares dropped precipitously last year based on its continued poor earnings and the elimination of dividends. The regulators are now indicating that Franklin must raise additional capital.

Lenox Wealth Management owns 9.95% of the Company and would like Board representation. We met with Tom Siemers and Gretchen Schmidt on several occasions to offer help and request Board representation. We believe we can help Franklin in several ways. We can help improve its financial performance, which, as you well know, has been abysmal, especially if measured by industry standards. We can help at the Board level in terms of providing independent governance. We can grow deposits and loan volume. We can increase non-interest revenue. Finally, we can help raise capital.

The Board has failed to maintain independence from the Siemers family. The Board consists of entrenched members who have loyally supported management and Board control by Tom Siemers and his daughter, Gretchen Schmidt. They have not brought stockholder value to the Company, nor do they appear to understand the significance of their fiduciary duties to you as its stockholders. We believe the Company’s recent  announcements regarding the Board will not fix the problems. Tom will remain on the Board. Mr. Kuntz, who has had already over five years to improve the Company’s performance, will replace Tom as chairman.

We believe there is a very simple step by step approach required to fix Franklin’s problems: declassify the Board, elect independent directors, remove Tom Siemers’ voting control over the 12% position of Franklin shares held by the ESOP, pull together a new business plan (this includes evaluating if the Company should be sold), evaluate management (including Ms. Schmidt), and raise additional capital.

The bottom-line is you won’t be able to raise the capital and address the regulator concerns, if you don’t fix the Board, develop the business plan, and hire the right management team. We have both done this before. We know what’s required to succeed and make money for Franklin’s stockholders. It may take us a while, but we can and will get this fixed with your support!

We appreciate your vote in this year’s election.

Sincerely yours,
/s/ John C. Lame	/s/ Jason D. Long
John C. Lame	Jason D. Long

ELECTION OF NOMINEES

When you return the WHITE proxy card you are voting only for the Nominees.  Each of the Nominees has consented to being named in this Proxy Statement and has agreed to serve as a director, if elected.  The information below concerning age and principal occupation of the Nominees for at least the last five years has been furnished by the respective Nominees.  Except as described in this Proxy Statement, none of the Nominees beneficially owns any Common Stock.

Lenox does not expect that any of the Nominees will be unable to stand for election or serve as a director, but if any vacancy in the slate of the Nominees occurs for any reason (including if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the Nominees), the shares represented by the WHITE proxy card received by Lenox and not properly revoked will be voted for the substitute candidate nominated by Lenox in compliance with the rules of the SEC and any other applicable law and, if applicable, the Bylaws.  The Bylaws contain certain provisions which may affect Lenox’s ability to designate other nominees; however, should Lenox lawfully identify or nominate a substitute nominee or nominees before the Annual Meeting, Lenox will file amended proxy materials with the SEC (1) identifying the substitute nominee(s), (2) disclosing whether such nominee(s) has/have consented to being named therein and to serve if elected and (3) including certain disclosure with respect to such nominee(s) as may be required by the SEC’s proxy rules.

INFORMATION ABOUT THE NOMINEES

Name	Age	Principal Occupation
John C. Lame	52	Financial Services, Investments
Jason D. Long	37	Financial Services

Each of the Nominees would be independent and qualified to serve on the Board’s Audit Committee in accordance with the applicable rules of The Nasdaq Stock Market LLC.

John C. Lame

Mr. Lame has been involved in the financial planning and investment advisory and brokerage business in Cincinnati since 1991.  Prior to that, Mr. Lame was a finance manager for twelve years at The Procter & Gamble Company, a consumer products company, from 1979 to 1991.  Mr. Lame’s financial planning and investment advisory and brokerage experience includes service at several securities brokerage firms in the following capacities:  Assistant Vice President at Merrill Lynch from 1991 to 1997; Partner at J.C. Bradford and Co. from 1997 to 2000; Vice President at PaineWebber, Inc., from 2000 to 2001; and Senior Vice President and Chairman’s Club Member at UBS from 2002 to 2004.  In 2004,  he assumed his current position as President, Chief Executive Officer and Chairman of Lenox Wealth Management, Inc.  He has served as a member of the Board of Directors of Lenox Wealth Management, Inc. (and its predecessor Lenox Bancorp, Inc.) since 1998.  As a publicly-owned company Lenox’s shares continue to be traded on the over-the-counter bulletin board.  Mr. Lame has not held any other directorships at public companies or registered investment companies at any time during the past five years.

Mr. Lame has significant experience in the financial services industry, with a proven track record in growing and developing businesses.  His extensive experiences as a member of the Board of Directors of Lenox Wealth Management, Inc. (and its predecessor Lenox Bancorp, Inc.) since 1998, particularly in accounting and finance qualify him as a financial expert under applicable standards.  As such, Mr. Lame’s financial acumen would serve the Board well and would supplement that of Mr. Kuntz on the Audit Committee.  Additionally, Mr. Lame possesses the aptitude and experience to understand fully the legal responsibilities of a director and the governance process of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations, including intelligence, interpersonal and communication skills, courage and inquisitiveness.

Jason D. Long

Mr. Long has been involved in the financial services industry for over fifteen years.  Mr. Long’s financial services career began with service at First Financial Bancorp from 1994 to 1996.  Mr. Long served as Chief Financial Officer of the Peoples Bank and Trust Company from 1996 to 2000 and as Vice President and Chief Financial Officer at FFBC Service Corporation from 2000 to 2003.  Mr. Long has served as Vice President, Finance at Lenox Wealth Management, Inc. since 2003.  Mr. Long has not held any directorships at public companies or registered investment companies at any time during the past five years.

Mr. Long has significant experience in accounting, finance, technology and financial operations which qualify him as a financial expert under applicable standards.  As such, Mr. Long’s financial acumen would serve the Board well and would supplement that of Mr. Kuntz on the Audit Committee.  Additionally, Mr. Long possesses the aptitude and experience to understand fully the legal responsibilities of a director and the governance process of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations, including intelligence, interpersonal and communication skills, courage and inquisitiveness.

SHARE OWNERSHIP OF NOMINEES

The following table contains a summary of the total number of shares of Common Stock of the Company beneficially owned by the Nominees as of April 20, 2010.

The address for each nominee is listed below.  The information in the following table has been furnished to us by the respective Nominees.  The percentage of ownership of Common Stock for each person listed below is based on 1,680,684 shares of Common Stock outstanding as of April 20, 2010, as reported in the Company’s Preliminary Proxy Materials filed with the SEC on April 8, 2010:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
John C. Lame 8 Grandin Lane Cincinnati, Ohio 45208	-167,265-	-9.95-
Jason D. Long 6912 Carroll Avenue Cincinnati, Ohio 45236	-167,265-	-9.95-
All nominees as a group (two persons)1	-167,265-	-9.95-

1.
Each of Mr. Lame and Mr. Long may be deemed to have beneficial ownership over these 167,265 shares since, as a result of their respective positions with Lenox, they have voting and dispositive power over such shares.

WHO CAN VOTE AT THE ANNUAL MEETING

The Record Date for determining stockholders entitled to notice of and to vote at the Annual Meeting is April 20, 2010.  Stockholders of the Company as of the Record Date are entitled to one vote at the Annual Meeting for each share of Common Stock of the Company, $0.01 par value per share, held on the Record Date.  It is anticipated that the proxy statement that will be filed by the Company will state the number of shares issued and outstanding on the Record Date.

HOW TO VOTE BY PROXY

To elect the Nominees to the Board, promptly complete, sign, date and mail the enclosed WHITE proxy card in the enclosed postage-paid envelope.  Whether you plan to attend the Annual Meeting or not, we urge you to complete and return the enclosed WHITE proxy card.  Please contact our proxy solicitor, The Altman Group, toll free at (877) 297-1741 if you require assistance in voting your shares.  Banks and brokers can call The Altman Group collect at (201) 806-7300.

Properly executed proxies will be voted in accordance with the directions indicated thereon.  If you sign the WHITE proxy card but do not make any specific choices, your proxy will vote your shares as follows:

•	"FOR" the election of our two Nominees to the Board of Directors of the Company: John C. Lame and Jason D. Long.

•	"FOR" the ratification of the selection of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm for fiscal 2010.

•	"FOR" the stockholder proposal requesting that the Company’s Board take the steps necessary to declassify the Board.

•	In the discretion of the proxy holders, on any other matters that may properly come before the Annual Meeting.

Rule 14a-4(c)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies.  It provides that, if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement.  If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached proxy card.  At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only that entity can vote your shares and only upon its receipt of your specific instructions.  Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the WHITE proxy card on your behalf.  You should also sign, date and mail the voting instruction that your broker or banker sends you (or, if applicable, vote by following the instructions supplied to you by your bank or brokerage firm, including voting by telephone or via the Internet).  Please do this for each account you maintain to ensure that all of your shares are voted.

A large number of banks and brokerage firms are participating in a program that allows eligible stockholders to vote by telephone or via the Internet.  If a stockholder’s bank or brokerage firm is participating in the telephone voting program or Internet voting program, then such bank or brokerage firm will provide the stockholder with instructions for voting by telephone or the Internet on the voting form.  Telephone and Internet voting procedures, if available through a stockholder’s bank or brokerage firm, are designed to authenticate stockholders’ identities to allow stockholders to give their voting instructions and to confirm that their instructions have been properly recorded.  Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies.  If a stockholder’s bank or brokerage firm does not provide the stockholder with a voting form, but the stockholder instead receives our WHITE proxy card, then such stockholder should mark our WHITE proxy card, date and sign it, and return it in the enclosed envelope.

VOTING AND PROXY PROCEDURES

The Board, which is currently comprised of three classes of directors with staggered terms, currently consists of five (5) individuals, each serving terms of three years.  Under the current classified structure, if elected, the Nominees would each serve for a three-year term expiring in 2013.  Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

The presence, in person or by proxy, of a majority of the shares of Common Stock outstanding entitled to vote at the Annual Meeting will constitute a quorum.  Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters before stockholders at the Annual Meeting will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be entitled to vote at the Annual Meeting on those matters as to which authority to vote is not given to the broker ("broker non-votes").  Accordingly, broker non-votes will not affect the outcome of the election of directors, and are not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.

At this meeting, proxies relating to "street name" shares will not be voted for the election of directors unless the stockholder gives instructions on how to vote the stockholder’s shares.

The election of the Nominees requires the affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting.  Assuming the presence of a quorum at the Annual Meeting, all other proposals to be voted on at the Annual Meeting will require the affirmative vote of a majority of the Common Stock present in person or represented by proxy at the Annual Meeting.

LENOX URGES YOU TO VOTE FOR THE ELECTION OF MESSRS. LAME AND LONG AS DIRECTORS OF THE COMPANY BY SIGNING, DATING, AND MAILING THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE.  PROXIES SOLICITED BY THIS PROXY STATEMENT MAY BE EXERCISED ONLY AT THE ANNUAL MEETING (AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF) IN ACCORDANCE WITH YOUR INSTRUCTIONS AND WILL NOT BE USED FOR ANY OTHER MEETING.

Any proxy may be revoked by you at any time prior to the time a vote is taken by delivering to the Secretary of the Company a notice of revocation bearing a later date, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person (but attendance at the Annual Meeting will not by itself constitute revocation of a prior delivered proxy).

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting.  If you were a stockholder of record on the Record Date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the Record Date.  Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sell such shares after the Record Date.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY ONE PROXY WILL BE COUNTED AT THE ANNUAL MEETING, AND THAT WILL BE YOUR LATEST-DATED, VALIDLY EXECUTED PROXY.

If you have already sent a proxy to management of the Company, you can revoke that proxy by signing, dating and mailing the WHITE proxy card or by voting in person at the Annual Meeting.

IF YOU SIGN THE WHITE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE COMPANY COMMON STOCK REPRESENTED BY THE WHITE PROXY CARD FOR THE ELECTION OF MESSRS. LAME AND LONG AS DIRECTORS OF THE COMPANY.

INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES

Under the applicable regulations of the SEC, Lenox and each of the Nominees is deemed to be a "participant" in Lenox's solicitation of proxies.  Additional information regarding the participants in the solicitation, including their beneficial ownership of Common Stock, is set forth in the subsection entitled "Certain Information Regarding Lenox Wealth Management, Inc. and the Nominees."  Information in this Proxy Statement about each participant was provided by that participant.

In connection with the engagement of The Altman Group by Lenox as proxy solicitor of the participants, Lenox anticipates that certain employees of The Altman Group may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of the Company for the purpose of assisting in the solicitation of proxies for the Annual Meeting.  Approximately 25 employees of The Altman Group will solicit holders of the Common Stock in connection with the Annual Meeting.

AUDITORS

Lenox has no objection to the ratification of the appointment of Clark, Schaefer, Hackett & Co. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010.

SOLICITATION OF PROXIES; EXPENSES

Proxies may be solicited by Lenox by mail, advertisement, telephone, facsimile, telegraph, other electronic means and personal solicitation.  Lenox will bear the cost of this solicitation.  Lenox and employees of The Altman Group will directly contact stockholders of the Company through various communication channels.  Lenox will seek reimbursement from the Company of all expenses incurred by it in connection with its nomination of directors and this solicitation.  It is not anticipated that the approval of the Company’s stockholders will be sought for that reimbursement.  While no precise estimate of the cost of solicitation can be made at the present time, Lenox currently estimates that it will spend a total of approximately $150,000 for its solicitation of proxies, including expenditures for attorneys, solicitors and advertising, financial advisors, printing, transportation and related expenses.  As of April 26, 2010, Lenox had incurred proxy solicitation expenses of approximately $50,000.  In addition to soliciting proxies by mail, proxies may be solicited in person or by telephone or telecopy or through advertisements.

Certain of Lenox’s employees will perform secretarial work in connection with the solicitation of proxies, for which no additional compensation will be paid.  Banks, brokerage houses, and other custodians and fiduciaries will be requested to forward proxy solicitation material to their customers for whom they hold shares and Lenox will reimburse them for their reasonable out-of-pocket expenses.

Lenox will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of Common Stock.  Lenox will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services.

Lenox expects to pay The Altman Group a fee not to exceed $20,000 for its services in connection with the solicitation of proxies for the Annual Meeting.  Lenox also has agreed to reimburse The Altman Group for its expenses.

CERTAIN INFORMATION REGARDING LENOX WEALTH MANAGEMENT, INC. AND THE NOMINEES

This Proxy Statement is being filed by Lenox Wealth Management, Inc., an Ohio corporation with is principal business address at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236 and a telephone number of (513) 618-7080.  Lenox Wealth Management, Inc. is a financial planning and wealth management firm with an over 100 year history of financial expertise and a unique, individualized approach to its relationship with clients.

This Proxy Statement is also being filed by the Nominees.  Annex A lists certain information regarding Lenox and the Nominees including business addresses, ownership of the Common Stock and transactions in the Common Stock during the past two years.  As of the Record Date, Lenox beneficially owned an aggregate of 167,265 shares of the Common Stock, representing approximately 9.95% of the Company’s Common Stock outstanding as of April 20, 2010.  Each of the Nominees may also be deemed to have beneficial ownership over these 167,265 shares since, as a result of their respective positions with Lenox, they have voting and dispositive power over such shares.  Lenox and the Nominees may, however, change or alter their respective investment strategies at any time to increase or decrease their holdings in the Company.

Neither Lenox nor the Nominees are subject to the informational filing (as opposed to beneficial ownership reporting) requirements of the Exchange Act, and, accordingly, they are not required to file periodic reports, proxy statements and other information with the SEC relating to their business, financial condition and other matters.

Lenox and the Nominees review their investment in the Company on a continuing basis.  Depending upon overall market conditions, the Company’s business, affairs and financial position, the price level of the Common Stock, as well as other various factors, Lenox and the Nominees may take such actions with respect to their investment in the Company as they deem appropriate in light of the circumstances existing from time to time.  To date, these actions have included engaging in on-going discussions with management, the Board of Directors, other stockholders of the Company and other relevant parties concerning the business and future plans of the Company, generally, and with regard to strategies and actions that Lenox and the Nominees believe will encourage management and the Board of Directors to maximize stockholder value as well as enhance the Company’s business, governance, and oversight.  Specifically, representatives of Lenox and the Nominees have met with representatives of the Company’s management and Board to discuss the nominations that are the subject of this Proxy Statement.  In addition, on December 8, 2009, Lenox submitted the stockholders proposal discussed elsewhere in this Proxy Statement to the Company’s Board of Directors for inclusion in the Company’s proxy materials for the Annual Meeting.  As of the time of filing of this Proxy Statement, Lenox intends to have this proposal, which would eliminate the Company’s current classified board structure and require each director of the Company to stand for election annually, to be brought as an item of business before the Annual Meeting.

Lenox’s and the Nominees’ actions may also include, without limitation, purchasing additional shares of Common Stock in the open market, in privately negotiated transactions or otherwise.  To that end, on March 26, 2010, Lenox sent an offer letter (the "Offer") to the Trustee of the Franklin Savings and Loan Company Employee Stock Ownership Plan (the "ESOP") outlining terms under which terms under which Lenox would acquire shares of the Common Stock held in the ESOP.  Further, while Lenox has not done so as of the time of filing of this Proxy Statement, Lenox reserves the right to contact individual ESOP participants with respect to the Offer or to make any other offer to the individual participants.

Neither Lenox nor the Nominees has during the last 10 years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Except as set forth herein or in Annex A, neither Lenox nor the Nominees is now, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

There are no material proceedings to which Lenox or the Nominees or any associate of Lenox or the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  Except as described herein, neither Lenox, the Nominees or any of their respective associates has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a stockholder of the Company.

Except as described herein, in Annex A or Lenox's and the Nominees’ Schedule 13D, as amended, as filed with the SEC, neither Lenox, the Nominees or any of their respective associates (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $120,000; (2) has been indebted to the Company or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company, or is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to either any securities of the Company, any future employment by the Company or its affiliates, or any future transaction to which the Company or any of its affiliates will or may be a party; or (4) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

Lenox has not paid any compensation to Messrs. Lame or Long solely as a result of their becoming Nominees of Lenox at the Annual Meeting.  There are no other arrangements or understandings with Messrs. Lame or Long, other than as set forth herein and in Lenox's Schedule 13D, as amended, as filed with the SEC.

OTHER MATTERS

The Company’s proxy statement contains information regarding (1) the security ownership of management and beneficial owners of more than 5% of the Common Stock (see "Ownership of the Company Stock" in the Company’s proxy statement); (2) the committees of the Company’s Board, including the nominating, compensation and audit committees (and information about audit committee financial experts) (see "Corporate Governance" in the Company’s proxy statement); (3) the meetings of the Company’s Board and all committees thereof; (4) the background of the nominees of the Company’s Board (see "Corporate Governance" in the Company’s proxy statement); (5) the compensation and remuneration paid and payable to the Company’s directors and management (see "Director Compensation" and "Officers Compensation" in the Company’s proxy statement); (6) the attendance of members of the Company’s Board at the Annual Meeting (see "Corporate Governance" in the Company’s proxy statement); (7) the Company’s policies and procedures for the review, approval or ratification of transactions with related persons (see "Related Person Transactions" in the Company’s proxy statement); (8) the Company’s director nomination process (see "Voting at the Meeting" in the Company’s proxy statement); (9) the independence of the Company’s directors (see "Corporate Governance" in the Company’s proxy statement); and (10) stockholder communication with the Company’s Board.

ADDITIONAL INFORMATION

This Proxy Statement may include quotations from previously published material contained in periodicals and analysts reports, the source of which, including the name of the author and publication and the date of publication, has been cited when used.  We did not seek the consent of the author or publication to the use of any such material as proxy soliciting material, and such material should not be viewed as indicating the support of such third party for the views expressed in this Proxy Statement.  We have not directly or indirectly paid or proposed to make any payments or give any other consideration in connection with the preparation, publication or republication of any such material.

Certain of the information contained in this Proxy Statement is based on publicly available information filed by the Company and other peer institutions with the SEC and the FDIC.  At the time of filing of this Proxy Statement, Lenox does not have any information that would indicate that any information contained in this Proxy Statement that has been taken from such documents is inaccurate or incomplete.

Some of the statements in this Proxy Statement may constitute "forward-looking statements," which for this purpose include all statements that are not of historical facts.  The actual future financial performance of the Company could differ materially from those anticipated by these forward-looking statements.  Particularly given the condition to which the Company has been reduced under its current Board and management, there can be no assurance that the Nominees will succeed in their efforts to turn the Company around.

Lenox is not aware of any other substantive matters to be considered at the Annual Meeting.  However, if any other matter should properly come before the Annual Meeting, Lenox will vote all proxies held by it in accordance with their best judgment, consistent with federal proxy rules.

YOUR VOTE IS IMPORTANT

1.
Your proxy is important no matter how many shares of Common Stock you own.  Be sure to vote on the WHITE proxy card.  Lenox urges you NOT to sign the BLUE proxy card or any other proxy card which is sent to you by the Company or any other party.

2.
If you have already submitted a proxy card to the Company for the Annual Meeting, you may change your vote to a vote "FOR" the election of the Nominees and "Against" the Company’s slate by signing, dating and returning the enclosed WHITE proxy card, which must be dated after any proxy card you may previously have submitted to the Company.  Only your last dated proxy card for the Annual Meeting will count at the Annual Meeting.

3.
If any of your shares are held in the name of a bank, broker or other nominee, please contact the person responsible for your account and direct him or her to vote on the WHITE proxy card "FOR" election of the Nominees.

4.
If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one WHITE proxy card.  We encourage you to vote each WHITE proxy card that you receive.

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT.  PLEASE VOTE FOR MESSRS. LAME AND LONG BY SIGNING, DATING, AND MAILING IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE.  ONLY YOUR LATEST DATED PROXY COUNTS.  EVEN IF YOU HAVE ALREADY RETURNED A PROXY TO THE COMPANY’S BOARD OF DIRECTORS, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY SIGNING, DATING, AND MAILING THE ENCLOSED WHITE PROXY CARD OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

PLEASE CALL IF YOU HAVE QUESTIONS

If you have any questions or require any assistance, please contact The Altman Group, Inc., proxy solicitors for Lenox, at the following address and telephone number:

The Altman Group, Inc.
1200 Wall Street West, 3rd Floor
Lyndhurst, NJ 07071
Stockholders call toll free: (877) 297-1741
Banks and Brokers call collect: (201) 806-7300

IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY.  PLEASE SIGN AND DATE YOUR WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY.  NO POSTAGE IS NECESSARY.

ANNEX A

INFORMATION ABOUT THE "PARTICIPANTS IN THE SOLICITATION"

Under applicable SEC regulations, Lenox and the Nominees are deemed to be "participants" in their solicitation of proxies from the Company’s stockholders to vote in favor of the election of the Nominees to the Company’s Board.

Background of the Participants

The following is the business address and, where applicable, the principal occupation or employment of Lenox and each of the Nominees:

Lenox Wealth Management, Inc. 8044 Montgomery Road Suite 480 Cincinnati, Ohio 45236

John C. Lame 8044 Montgomery Road Suite 480 Cincinnati, Ohio 45236	President, Chief Executive Officer and Chairman Lenox Wealth Management, Inc.

Jason D. Long 8044 Montgomery Road Suite 480 Cincinnati, Ohio 45236	Vice President, Finance Lenox Wealth Management, Inc.

Within the past ten years:

(i)           None of the participants has been convicted in a criminal proceeding (excluding traffic violations or other minor offenses); found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law; or been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law;

(ii)           No petition under the Federal bankruptcy laws or any state  insolvency law has been filed by or against, and no receiver, fiscal agent or similar court appointed officer has been  appointed for the business or property of any of the participants or (a) any partnership in which a participant was a general partner, or (b) any corporation of which a participant was an executive officer, in either case at or within two years before the time of such filing.

(iii)           None of the participants has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, that permanently or temporarily enjoined any of the following activities: (a) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (b) engaging in any type of business practice; or (c) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(iv)           None of the participants has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right to engage in any activity described in clause (a) of the immediately preceding paragraph or the right to be associated with persons engaged in any such activity;

(v)           None of the participants has been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation, (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (c)any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; and

(vi)           None of the participants has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its member or persons associated with a member.

Transactions in Company Securities

Information relating to any transactions in shares of the Common Stock by Lenox and the Nominees during the past two years is reflected in the table below.

Date	Shares Acquired or (Disposed of)
3/5/2008	1,791
3/6/2008	209
3/14/2008	2,000
4/25/2008	1,003
5/6/2008	1,311
5/9/2008	100
5/15/2008	74
5/16/2008	1,512
7/18/2008	20

Date	Shares Acquired or (Disposed of)
7/18/2008	980
7/18/2008	1
7/29/2008	1,000
7/30/2008	100
7/30/2008	115
7/30/2008	100
7/30/2008	500
7/30/2008	1,000
7/30/2008	100
7/30/2008	30
7/30/2008	55
8/1/2008	1,000
8/1/2008	1,000
8/1/2008	1,000
8/20/2008	1,000
12/8/2008	700
12/9/2008	1.000
12/10/2008	204
12/10/2008	95
12/11/2008	780
12/12/2008	18
12/19/2008	185
12/22/2008	716
12/22/2008	202
12/22/2008	99
12/22/2008	1
12/23/2008	999
12/23/2008	1,000
12/24/2008	2,000
12/24/2008	2,000
12/24/2008	90
12/29/2008	1,910
12/29/2008	2,000
12/30/2008	800
12/30/2008	1,200
5/11/2009	495
5/11/2009	500
5/11/2009	200
5/11/2009	200
5/11/2009	605
5/12/2009	2
5/12/2009	100

Date	Shares Acquired or (Disposed of)
5/12/2009	2
5/12/2009	100
5/12/2009	100
5/12/2009	496
5/12/2009	200
5/18/2009	750
5/18/2009	100
5/18/2009	150
5/20/2009	100
5/20/2009	2,067
5/20/2009	3.000
5/20/2009	30
5/20/2009	100
5/20/2009	100
5/21/2009	400
5/21/2009	300
5/21/2009	300
5/22/2009	152
5/22/2009	292
5/22/2009	100
5/22/2009	300
6/5/2009	1,206
6/5/2009	700
6/5/2009	3,077
6/5/2009	17
6/5/2009	1,200
6/5/2009	300
6/5/2009	500
6/5/2009	200
6/5/2009	155
6/5/2009	145
6/5/2009	500
6/15/2009	148
6/23/2009	4,852
6/29/2009	11
7/7/2009	3
7/7/2009	4,986
9/21/2009	230
9/22/2009	300
9/22/2009	396
9/22/2009	300
9/22/2009	4

Date	Shares Acquired or (Disposed of)
9/22/2009	200
9/22/2009	800
9/22/2009	600
9/24/2009	3,000
9/28/2009	400
9/28/2009	100
9/28/2009	400
9/28/2009	100
9/29/2009	200
9/29/2009	600
9/29/2009	200
9/30/2009	646
9/30/2009	244
9/30/2009	110
9/30/2009	500
10/2/2009	300
10/2/2009	900
10/2/2009	100
10/2/2009	67
10/2/2009	100
10/2/2009	233
10/2/2009	1,000
10/2/2009	1,200
10/2/2009	82
10/2/2009	1,900
10/2/2009	18
10/2/2009	600
10/2/2009	166
10/2/2009	132
10/2/2009	100
10/5/2009	100
10/5/2009	100
10/5/2009	100
10/5/2009	1,700
10/5/2009	82
10/5/2009	1,918
10/9/2009	82
10/9/2009	500
10/9/2009	200
10/9/2009	1,800
10/12/2009	82
10/12/2009	518

Date	Shares Acquired or (Disposed of)
10/12/2009	1,900
10/12/2009	200
10/14/2009	300
10/14/2009	100
10/14/2009	179
10/14/2009	100
10/14/2009	17
10/14/2009	100
10/14/2009	4
10/14/2009	200
10/14/2009	1,000
10/14/2009	1,000
10/14/2009	21
10/14/2009	1,700
10/14/2009	179
10/14/2009	100
10/14/2009	321
10/14/2009	9
10/14/2009	121
10/14/2009	849
10/14/2009	100
10/14/2009	100
10/16/2009	100
10/16/2009	200
10/16/2009	200
10/16/2009	100
10/16/2009	200
10/16/2009	100
10/16/2009	100
10/16/2009	100
10/16/2009	900
10/19/2009	200
10/19/2009	312
10/19/2009	88
10/19/2009	100
10/23/2009	100
10/23/2009	112
10/23/2009	88
11/3/2009	500
11/4/2009	500
11/5/2009	100
11/5/2009	100

Date	Shares Acquired or (Disposed of)
11/5/2009	200
11/5/2009	440
11/5/2009	100
11/5/2009	60
11/9/2009	100
11/9/2009	100
11/9/2009	200
11/9/2009	300
11/9/2009	100
11/9/2009	100
11/9/2009	1,400
11/9/2009	100
11/9/2009	100
11/9/2009	100
11/9/2009	100
11/9/2009	200
11/9/2009	200
11/9/2009	100
11/9/2009	128
11/9/2009	472
11/10/2009	100
11/10/2009	3,700
11/10/2009	400
11/10/2009	100
11/10/2009	200
11/10/2009	300
11/10/2009	200
11/10/2009	1,400
11/10/2009	128
11/16/2009	200
11/16/2009	1,900
11/20/2009	3,800
11/25/2009	100
11/25/2009	300
11/25/2009	100
02/19/2010	2
02/19/2010	98
04/07/2010	100

Arrangements, Interests and Transactions

No participant in the solicitation by Lenox is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.  Lenox has agreed, however, to pay the expenses of the solicitation and, as discussed under "Solicitation of Proxies; Expenses," expects to seek reimbursement from the Company upon completion of the solicitation.

FIRST FRANKLIN CORPORATION
COMMON STOCK PROXY

2010 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF
LENOX WEALTH MANAGEMENT, INC.
JOHN C. LAME
JASON D. LONG

IN OPPOSITION TO THE BOARD OF DIRECTORS
OF
FIRST FRANKLIN CORPORATION

The undersigned hereby appoints John C. Lame, Jason D. Long and Peter Casey (of The Altman Group) and each or either of them, as proxy and attorney-in-fact for the undersigned, with full power to each of substitution, to vote all shares of common stock of First Franklin Corporation (the "Company") which the undersigned is entitled to vote at the Company’s 2010 Annual Meeting of Stockholders scheduled to be held on June 14, 2010, at 3:00 p.m. local time, and any postponements or adjournments thereof (the "Meeting"), hereby revoking all prior proxies, on the matters set forth below as follows:

1.	Election of Directors.	Nominees:	John C. Lame
Jason D. Long

	FOR all the nominees listed above		WITHHOLD AUTHORITY to vote for all the nominees listed above
	☐		☐

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES, WRITE THAT NOMINEE’S NAME(S) IN THE SPACE PROVIDED BELOW.

2.	Ratification of the selection of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2010.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3.	Stockholder proposal to declassify the Company’s Board of Directors.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4.	In the discretion of the proxy holders, on any other matters that may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED.
IF A CHOICE IS NOT SPECIFIED, THE PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED ABOVE, “FOR” THE
SELECTION OF CLARK, SCHAEFER, HACKETT & CO. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM “FOR” THE
STOCKHOLDER PROPOSAL TO DECLASSIFY THE BOARD AND IN THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS
UNKNOWN A REASONABLE TIME BEFORE THIS SOLICITATION THAT MAY
PROPERLY COME BEFORE THE MEETING.

Please sign exactly as your name appears hereon. When shares are held by two or more persons, all of them should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by the authorized person.

Date
(SIGNATURE)

(SIGNATURE IF HELD JOINTLY)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

SUPPORT LENOX!

VOTE THE WHITE CARD!!

Vote by Telephone or the Internet:

It’s quick, easy and free

To vote your shares please locate the Control Number on the enclosed WHITE proxy card.

Then either:

•	Call the following Toll-Free number: ____________________________

-or-

•	Log on to: www.proxyvote.com to vote your shares

Your vote is important to us.  Vote the WHITE proxy card today.

Thank you for voting.

Telephone or Internet voting authorizes the names proxies to vote your securities in the same manner as if you marked, signed and returned the WHITE proxy card.